Exhibit 99

Chemed Reports Second-Quarter 2017 Results

-Earnings Guidance Increased-

CINCINNATI--(BUSINESS WIRE)--July 25, 2017--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its second quarter ended June 30, 2017, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 6.3% to $415 million
  GAAP Loss-per-Share of ($1.35) which includes ($3.49) for potential litigation settlement
  Adjusted Diluted EPS increased 19.4% to $2.15

VITAS segment operating results:

  Net Patient Revenue of $285 million, an increase of 2.1%
  Unit-for-Unit Average Daily Census (ADC) of 16,398, an increase of 3.4%
  Unit-for-Unit Admissions of 16,311, an increase of 1.3%
  Net Loss, including potential litigation settlement, of ($32.3) million
  Adjusted EBITDA of $42.6 million, an increase of 10.3%

Roto-Rooter segment operating results:

  Revenue of $130 million, an increase of 16.7%
  Net Income of $17.1 million, an increase of 27.9%
  Adjusted EBITDA of $30.5 million, an increase of 26.0%
  Adjusted EBITDA margin of 23.4%, an increase of 173 basis points

The GAAP Loss-per-Share noted above includes $55.8 million ($3.49 per share) of after-tax expense ($90 million pre-tax) for the accrual of a potential litigation settlement related to the May 2, 2013 complaint filed against the Company by the U.S. Department of Justice. As required by U.S. Generally Accepted Accounting Principles, the Company accrues for contingent loss claims in its financial statements when it is probable that a liability has been incurred and the amount can be reasonably estimated. Based on recent case developments, including recent mediation discussions with the U.S. Department of Justice, the Company believes that it is probable that this matter will be settled, and that such settlement will include settlement payments and relator attorney fees, by the Company of approximately the accrued amount. However, the achievement of a final, definitive settlement will require the parties to resolve several outstanding issues (and draft and negotiate related definitive documentation), and there can be no assurance that such a final, definitive settlement will be reached and agreed on these or other terms.

VITAS

Net revenue for VITAS was $285 million in the second quarter of 2017, which is an increase of 2.1%, when compared to the prior-year period. This revenue increase is comprised of a geographically weighted average Medicare reimbursement rate increase of approximately 1.7%, a 2.8% increase in average daily census, offset by acuity mix shift which negatively impacted revenue 2.5%, when compared to the prior-year period.

In the second quarter of 2017, VITAS had a 25.7/74.3 RHC Days-of-Care ratio and generated approximately $1.2 million in SIA revenue. This compares to a 2016 RHC Days-of-Care ratio of 25.0/75.0 and SIA revenue of $1.0 million.

VITAS recorded $247,000 in Medicare Cap billing limitations in the quarter, all of which related to the 2013, 2014 or 2015 Medicare Cap billing periods.

At June 30, 2017, VITAS had 30 Medicare provider numbers, none of which has an estimated 2017 Medicare Cap billing limitation.

Of VITAS’ 30 unique Medicare provider numbers, 29 provider numbers have a Medicare Cap cushion of 10% or greater and one provider number has a cap cushion between 0% and 5% on a trailing twelve-month period.

Average revenue per patient per day in the quarter was $190.96, which is 0.6% below the prior-year period. Routine home care reimbursement and high acuity care averaged $163.11 and $722.16, respectively. During the quarter, high acuity days of care were 5.0% of total days of care, 85 basis points less than the prior-year quarter.

The second quarter of 2017 gross margin, excluding Medicare Cap, was 22.9%, which is a 133 basis point improvement when compared to the second quarter of 2016.

Selling, general and administrative expense was $24.5 million in the second quarter of 2017, which is an increase of 8.4% compared to the prior-year quarter. Adjusted EBITDA, excluding Medicare Cap, totaled $42.8 million in the quarter, an increase of 10.9%. Adjusted EBITDA margin, excluding Medicare Cap, was 15.0% in the quarter which is 118 basis points improvement when compared to the prior-year period.

Roto-Rooter

Roto-Rooter’s plumbing and drain cleaning business generated sales of $130 million for the second quarter of 2017, an increase of $18.7 million, or 16.7%, over the prior-year quarter. Revenue from water restoration totaled $20.9 million, an increase of $8.8 million or 72.1%, when compared to the prior-year quarter.

Roto-Rooter’s gross margin in the quarter was 49.3%, an 85 basis point improvement when compared to the second quarter of 2016. Adjusted EBITDA in the second quarter of 2017 totaled $30.5 million, an increase of 26.0%, and the Adjusted EBITDA margin was 23.4% in the quarter, 173 basis points higher than the prior year.

Chemed Consolidated

As of June 30, 2017, Chemed had total cash and cash equivalents of $14 million and debt of $125 million.

In June 2014, Chemed entered into a five-year Amended and Restated Credit Agreement that consisted of a $100 million amortizable term loan and a $350 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 112.5 basis points. At June 30, 2017, the Company had approximately $269 million of undrawn borrowing capacity under this credit agreement.

Capital expenditures through June 30, 2017, aggregated $28.1 million and compares to depreciation and amortization during the same period of $17.8 million.

During the quarter, the Company repurchased 150,000 shares of Chemed stock for $30.8 million which equates to a cost per share of $205.34. On March 10, 2017, Chemed’s Board of Directors authorized an additional $100 million for stock repurchase under Chemed’s existing share repurchase program. As of June 30, 2017, there was $65.1 million of remaining share repurchase authorization under this plan.

Updated Guidance for 2017

Revenue growth for VITAS in 2017, prior to Medicare Cap, is estimated to be in the range of 2% to 3%. Admissions and Average Daily Census in 2017 are estimated to expand approximately 3% to 5% and full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 15.0% to 15.5%. We are currently estimating $2.5 million for Medicare Cap billing limitations in the 2017 calendar year.

Roto-Rooter is forecasted to achieve full-year 2017 revenue growth of 12% to 13%. This revenue estimate is based upon increased job pricing of approximately 2% and continued growth in water restoration services. Adjusted EBITDA margin for 2017 is estimated in the range of 22.0% to 22.5%.

Based upon the above, full-year 2017 adjusted earnings per diluted share, excluding non-cash expense for stock options, costs related to litigation, and other discrete items, is estimated to be in the range of $8.10 to $8.20. This compares to Chemed’s 2016 reported adjusted earnings per diluted share of $7.24.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Wednesday July 26, 2017, to discuss the Company's quarterly results and to provide an update on its business. The dial-in number for the conference call is (844) 743-2500 for U.S. and Canadian participants and +1 (661) 378-9533 for international participants. The participant passcode/Conference ID is 52397487. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion. It can be accessed by dialing (855) 859-2056 for U.S. and Canadian callers and +1 (404) 537-3406 for international callers and will be available for one week following the live call. The replay Conference ID is 52397487. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 16,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water restoration services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or

10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Service revenues and sales	$415,059	$390,409	$820,923	$780,798
Cost of services provided and goods sold	285,852	276,255	570,992	554,690
Selling, general and administrative expenses (aa)	68,654	62,628	138,112	121,673
Depreciation	8,833	8,581	17,726	17,005
Amortization	32	91	78	183
Other operating expenses	90,636	4,491	91,509	4,491
Total costs and expenses	454,007	352,046	818,417	698,042
Income/(loss) from operations	(38,948)	38,363	2,506	82,756
Interest expense	(1,121)	(971)	(2,116)	(1,813)
Other income--net (bb)	1,653	3,217	4,116	293
Income/(loss) before income taxes	(38,416)	40,609	4,506	81,236
Income taxes	16,760	(15,724)	3,682	(31,511)
Net income/(loss)	$(21,656)	$24,885	$8,188	$49,725

Earnings Per Share
Net income/(loss)	$(1.35)	$1.51	$0.51	$3.00
Average number of shares outstanding	16,010	16,443	16,114	16,583

Diluted Earnings Per Share
Net income/(loss)	$(1.35)	$1.48	$0.49	$2.93
Average number of shares outstanding	16,010	16,831	16,758	16,999

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
SG&A expenses before long-term incentive compensation, expenses related to the O.I.G. investigation and the impact of market value adjustments related to deferred compensation plans	$64,018	$57,771	$127,750	$117,708
Expenses related to the O.I.G. investigation	2,093	1,170	4,243	3,506
Market value adjustments related to deferred compensation plans	1,587	3,188	4,202	201
Long-term incentive compensation	956	499	1,917	258
Total SG&A expenses	$68,654	$62,628	$138,112	$121,673

(bb) Other income--net comprises (in thousands):
	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Market value adjustments related to deferred compensation plans	$1,587	$3,188	$4,202	$201
Interest income	161	85	245	182
Loss on disposal of property and equipment	(98)	(57)	(334)	(90)
Other	3	1	3	-
Total other income--net	$1,653	$3,217	$4,116	$293

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	June 30,
	2017	2016
Assets
Current assets
Cash and cash equivalents	$13,753	$17,474
Accounts receivable less allowances	117,906	98,952
Inventories	5,618	6,120
Prepaid income taxes	4,537	8,964
Prepaid expenses	14,678	15,457
Total current assets	156,492	146,967
Investments of deferred compensation plans held in trust	58,579	53,127
Properties and equipment, at cost less accumulated depreciation	140,209	118,502
Identifiable intangible assets less accumulated amortization	54,737	54,928
Goodwill	472,897	472,471
Deferred income taxes	20,593	11
Other assets	6,767	6,949
Total Assets	$910,274	$852,955

Liabilities
Current liabilities
Accounts payable	$49,154	$41,962
Current portion of long-term debt	10,000	7,500
Income taxes	3,815	-
Accrued insurance	44,905	44,704
Accrued compensation	48,082	51,289
Accrued legal	92,502	1,729
Other current liabilities	20,142	20,267
Total current liabilities	268,600	167,451
Deferred income taxes	-	16,832
Long-term debt	115,000	140,000
Deferred compensation liabilities	57,811	52,452
Other liabilities	15,780	14,638
Total Liabilities	457,191	391,373

Stockholders' Equity
Capital stock	34,470	34,105
Paid-in capital	661,553	617,793
Retained earnings	957,941	907,531
Treasury stock, at cost	(1,203,077)	(1,100,314)
Deferred compensation payable in Company stock	2,196	2,467
Total Stockholders' Equity	453,083	461,582
Total Liabilities and Stockholders' Equity	$910,274	$852,955

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	Six Months Ended June 30,
	2017	2016
Cash Flows from Operating Activities
Net income	$8,188	$49,725
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	17,804	17,188
Provision for uncollectible accounts receivable	8,250	8,124
Stock option expense	6,055	4,840
Benefit for deferred income taxes	(34,876)	(4,244)
Potential litigation settlement	90,000	-
Noncash early retirement expense	-	1,747
Amortization of restricted stock awards	638	974
Noncash directors' compensation	766	541
Noncash long-term incentive compensation	1,783	196
Amortization of debt issuance costs	258	260
Changes in operating assets and liabilities, excluding amounts acquired in business combinations:
Decrease/(increase) in accounts receivable	5,804	(839)
Decrease in inventories	137	194
Increase in prepaid expenses	(1,573)	(2,605)
Decrease in accounts payable and other current liabilities	(6,931)	(4,879)
Increase in income taxes	2,982	3,109
Increase in other assets	(4,152)	(3,636)
Increase in other liabilities	3,754	4,145
Excess tax benefit on share-based compensation	-	(1,383)
Other sources/(uses)	1,437	(9)
Net cash provided by operating activities	100,324	73,448
Cash Flows from Investing Activities
Capital expenditures	(28,133)	(19,983)
Business combinations, net of cash acquired	(525)	-
Other sources	87	214
Net cash used by investing activities	(28,571)	(19,769)
Cash Flows from Financing Activities
Proceeds from revolving line of credit	135,800	92,400
Payments on revolving line of credit	(115,800)	(32,400)
Purchases of treasury stock	(85,063)	(94,337)
Dividends paid	(8,396)	(8,039)
Decrease in cash overdrafts payable	(1,090)	(5,440)
Capital stock surrendered to pay taxes on stock-based compensation	(5,716)	(5,163)
Payments on other long-term debt	(3,750)	(3,750)
Proceeds from exercise of stock options	10,398	3,533
Excess tax benefit on share-based compensation	-	1,383
Other sources	307	881
Net cash used by financing activities	(73,310)	(50,932)
Increase/(Decrease) in Cash and Cash Equivalents	(1,557)	2,747
Cash and cash equivalents at beginning of year	15,310	14,727
Cash and cash equivalents at end of period	$13,753	$17,474

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED JUNE 30, 2017 AND 2016
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2017
Service revenues and sales	$284,710	$130,349	$-	$415,059
Cost of services provided and goods sold	219,769	66,083	-	285,852
Selling, general and administrative expenses (a)	24,531	33,763	10,360	68,654
Depreciation	4,741	4,070	22	8,833
Amortization	-	32	-	32
Other operating expenses	90,636	-	-	90,636
Total costs and expenses	339,677	103,948	10,382	454,007
Income/(loss) from operations	(54,967)	26,401	(10,382)	(38,948)
Interest expense (a)	(53)	(87)	(981)	(1,121)
Intercompany interest income/(expense)	2,826	1,346	(4,172)	-
Other income/(expense)—net	71	(4)	1,586	1,653
Income/(loss) before income taxes	(52,123)	27,656	(13,949)	(38,416)
Income taxes (a)	19,869	(10,598)	7,489	16,760
Net income/(loss)	$(32,254)	$17,058	$(6,460)	$(21,656)

2016
Service revenues and sales	$278,739	$111,670	$-	$390,409
Cost of services provided and goods sold	218,694	57,561	-	276,255
Selling, general and administrative expenses (a)	22,638	29,448	10,542	62,628
Depreciation	4,814	3,628	139	8,581
Amortization	14	77	-	91
Other operating expenses	4,491	-	-	4,491
Total costs and expenses	250,651	90,714	10,681	352,046
Income/(loss) from operations	28,088	20,956	(10,681)	38,363
Interest expense (a)	(59)	(92)	(820)	(971)
Intercompany interest income/(expense)	1,927	866	(2,793)	-
Other income/(expense)—net	38	(12)	3,191	3,217
Income/(loss) before income taxes	29,994	21,718	(11,103)	40,609
Income taxes (a)	(11,444)	(8,377)	4,097	(15,724)
Net income/(loss)	$18,550	$13,341	$(7,006)	$24,885

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2017 AND 2016
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2017
Service revenues and sales	$567,026	$253,897	$-	$820,923
Cost of services provided and goods sold	441,446	129,546	-	570,992
Selling, general and administrative expenses (a)	48,825	67,223	22,064	138,112
Depreciation	9,519	8,054	153	17,726
Amortization	14	64	-	78
Other operating expenses	91,509	-	-	91,509
Total costs and expenses	591,313	204,887	22,217	818,417
Income/(loss) from operations	(24,287)	49,010	(22,217)	2,506
Interest expense (a)	(108)	(185)	(1,823)	(2,116)
Intercompany interest income/(expense)	5,528	2,656	(8,184)	-
Other income/(expense)—net	(9)	(77)	4,202	4,116
Income/(loss) before income taxes	(18,876)	51,404	(28,022)	4,506
Income taxes (a)	7,219	(19,722)	16,185	3,682
Net income/(loss)	$(11,657)	$31,682	$(11,837)	$8,188

2016
Service revenues and sales	$556,266	$224,532	$-	$780,798
Cost of services provided and goods sold	437,960	116,730	-	554,690
Selling, general and administrative expenses (a)	47,422	59,255	14,996	121,673
Depreciation	9,595	7,129	281	17,005
Amortization	27	156	-	183
Other operating expenses	4,491	-	-	4,491
Total costs and expenses	499,495	183,270	15,277	698,042
Income/(loss) from operations	56,771	41,262	(15,277)	82,756
Interest expense (a)	(117)	(186)	(1,510)	(1,813)
Intercompany interest income/(expense)	4,030	1,813	(5,843)	-
Other income/(expense)—net	78	12	203	293
Income/(loss) before income taxes	60,762	42,901	(22,427)	81,236
Income taxes (a)	(23,125)	(16,542)	8,156	(31,511)
Net income/(loss)	$37,637	$26,359	$(14,271)	$49,725

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED JUNE 30, 2017 AND 2016
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2017
Net income/(loss)	$(32,254)	$17,058	$(6,460)	$(21,656)
Add/(deduct):
Interest expense	53	87	981	1,121
Income taxes	(19,869)	10,598	(7,489)	(16,760)
Depreciation	4,741	4,070	22	8,833
Amortization	-	32	-	32
EBITDA	(47,329)	31,845	(12,946)	(28,430)
Add/(deduct):
Intercompany interest expense/(income)	(2,826)	(1,346)	4,172	-
Interest income	(149)	(12)	-	(161)
Potential litigation settlement	90,000	-	-	90,000
Expenses related to OIG investigation	2,093	-	-	2,093
Program closure expenses	636	-	-	636
Medicare cap sequestration adjustment	105	-	-	105
Amortization of stock awards	71	66	166	303
Advertising cost adjustment (c)	-	(272)	-	(272)
Expenses related to litigation settlements	-	213	-	213
Stock option expense	-	-	3,054	3,054
Long-term incentive compensation	-	-	956	956
Adjusted EBITDA	$42,601	$30,494	$(4,598)	$68,497

2016
Net income/(loss)	$18,550	$13,341	$(7,006)	$24,885
Add/(deduct):
Interest expense	59	92	820	971
Income taxes	11,444	8,377	(4,097)	15,724
Depreciation	4,814	3,628	139	8,581
Amortization	14	77	-	91
EBITDA	34,881	25,515	(10,144)	50,252
Add/(deduct):
Intercompany interest expense/(income)	(1,927)	(866)	2,793	-
Interest income	(69)	(16)	-	(85)
Early retirement expenses	4,491	-	-	4,491
Expenses related to OIG investigation	1,170	-	-	1,170
Amortization of stock awards	85	74	276	435
Advertising cost adjustment (c)	-	(557)	-	(557)
Expenses related to litigation settlements	-	44	-	44
Stock option expense	-	-	2,277	2,277
Long-term incentive compensation	-	-	499	499
Net expenses related to securities litigation	-	-	(3)	(3)
Adjusted EBITDA	$38,631	$24,194	$(4,302)	$58,523

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE SIX MONTHS ENDED JUNE 30, 2017 AND 2016
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2017
Net income/(loss)	$(11,657)	$31,682	$(11,837)	$8,188
Add/(deduct):
Interest expense	108	185	1,823	2,116
Income taxes	(7,219)	19,722	(16,185)	(3,682)
Depreciation	9,519	8,054	153	17,726
Amortization	14	64	-	78
EBITDA	(9,235)	59,707	(26,046)	24,426
Add/(deduct):
Intercompany interest expense/(income)	(5,528)	(2,656)	8,184	-
Interest income	(219)	(26)	-	(245)
Potential litigation settlement	90,000	-	-	90,000
Medicare cap sequestration adjustment	105	-	-	105
Program closure expenses	1,509	-	-	1,509
Expenses related to OIG investigation	4,243	-	-	4,243
Amortization of stock awards	148	136	354	638
Advertising cost adjustment (c)	-	(545)	-	(545)
Expenses related to litigation settlements	-	213	-	213
Stock option expense	-	-	6,055	6,055
Long-term incentive compensation	-	-	1,917	1,917
Adjusted EBITDA	$81,023	$56,829	$(9,536)	$128,316

2016
Net income/(loss)	$37,637	$26,359	$(14,271)	$49,725
Add/(deduct):
Interest expense	117	186	1,510	1,813
Income taxes	23,125	16,542	(8,156)	31,511
Depreciation	9,595	7,129	281	17,005
Amortization	27	156	-	183
EBITDA	70,501	50,372	(20,636)	100,237
Add/(deduct):
Intercompany interest expense/(income)	(4,030)	(1,813)	5,843	-
Interest income	(148)	(34)	-	(182)
Early retirement expenses	4,491	-	-	4,491
Expenses related to OIG investigation	3,506	-	-	3,506
Amortization of stock awards	216	155	603	974
Advertising cost adjustment (c)	-	(1,165)	-	(1,165)
Expenses related to litigation settlements	-	44	-	44
Stock option expense	-	-	4,840	4,840
Long-term incentive compensation	-	-	258	258
Adjusted EBITDA	$74,536	$47,559	$(9,092)	$113,003

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Net income/(loss) as reported	$(21,656)	$24,885	$8,188	$49,725

Add/(deduct) after-tax cost of:
Potential litigation settlement	55,800	-	55,800	-
Excess tax benefits on stock compensation	(2,643)	-	(6,338)	-
Stock option expense	1,931	1,440	3,828	3,061
Expenses of OIG investigation	1,292	722	2,620	2,165
Long-term incentive compensation	604	316	1,212	164
Program closure expenses	385	-	898	-
Expenses related to litigation settlements	129	27	129	27
Medicare cap sequestration adjustments	65	-	65	-
Early retirement expenses	-	2,840	-	2,840
Net expenses related to securities litigation	-	(2)	-	-
Adjusted net income	$35,907	$30,228	$66,402	$57,982

Diluted Earnings Per Share As Reported
Net income/(loss)	$(1.35)	$1.48	$0.49	$2.93
Average number of shares outstanding	16,010	16,831	16,758	16,999

Adjusted Diluted Earnings Per Share
Adjusted net income	$2.15	$1.80	$3.96	$3.41
Average number of shares outstanding	16,702	16,831	16,758	16,999

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2017 AND 2016
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING STATISTICS	2017	2016	2017	2016
Net revenue ($000) (d)
Homecare	$231,258	$219,280	$456,794	$434,129
Inpatient	22,000	24,489	45,923	50,006
Continuous care	31,699	34,970	64,556	72,131
Total before Medicare cap allowance	$284,957	$278,739	$567,273	$556,266
Medicare cap allowance	(247)	-	(247)	-
Total	$284,710	$278,739	$567,026	$556,266
Net revenue as a percent of total before Medicare cap allowance
Homecare	81.2%	78.7%	80.5%	78.0%
Inpatient	7.7	8.8	8.1	9.0
Continuous care	11.1	12.5	11.4	13.0
Total before Medicare cap allowance	100.0	100.0	100.0	100.0
Medicare cap allowance	(0.1)	-	-	-
Total	99.9%	100.0%	100.0%	100.0%
Average daily census ("ADC") (days)
Homecare	12,446	12,007	12,368	11,844
Nursing home	3,135	3,015	3,093	3,003
Routine homecare	15,581	15,022	15,461	14,847
Inpatient	343	405	360	412
Continuous care	474	525	489	543
Total	16,398	15,952	16,310	15,802

Total Admissions	16,311	16,180	33,874	33,048
Total Discharges	16,124	15,960	33,344	32,707
Average length of stay (days)	85.2	84.2	87.1	83.9
Median length of stay (days)	16.0	16.0	16.0	16.0
ADC by major diagnosis
Cerebro	34.8%	31.9%	34.7%	31.7%
Neurological	19.5	21.3	19.6	21.7
Cardio	16.5	17.6	16.5	17.4
Cancer	14.9	15.2	15.0	15.3
Respiratory	7.9	7.8	7.9	7.8
Other	6.4	6.2	6.3	6.1
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	21.4%	20.5%	21.7%	20.7%
Neurological	10.7	10.8	10.8	11.0
Cancer	31.5	31.6	30.4	31.1
Cardio	15.1	15.7	15.1	15.7
Respiratory	10.2	10.2	11.0	10.6
Other	11.1	11.2	11.0	10.9
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (e)
Routine homecare	52.8%	51.9%	52.1%	52.0%
Inpatient	3.7	4.6	4.8	5.1
Continuous care	18.0	13.8	16.8	14.5
Homecare margin drivers (dollars per patient day)
Labor costs	$56.55	$56.29	$57.58	$56.50
Combined drug, home medical equipment and medical supplies cost	14.51	15.92	14.82	15.69
Inpatient margin drivers (dollars per patient day)
Labor costs	$377.13	$341.29	$373.41	$339.98
Continuous care margin drivers (dollars per patient day)
Labor costs	$583.87	$610.58	$587.39	$604.80
Bad debt expense as a percent of revenues	1.1%	1.2%	1.1%	1.3%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	34.5	37.7	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	28.0	26.6	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2017 AND 2016
(unaudited)

(a)	Included in the results of operations for 2017 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended June 30, 2017
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(105)	$-	$-	$(105)
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	(2,093)	-	-	(2,093)
	Expenses related to litigation settlements	-	(213)	-	(213)
	Stock option expense	-	-	(3,054)	(3,054)
	Long-term incentive compensation	-	-	(956)	(956)
	Other operating expenses:
	Potential litigation settlement	(90,000)	-	-	(90,000)
	Program closure expenses	(636)	-	-	(636)
	Pretax impact on earnings	(92,834)	(213)	(4,010)	(97,057)
	Excess tax benefits on stock compensation	-	-	2,643	2,643
	Income tax benefit on the above	35,292	84	1,475	36,851
	After-tax impact on earnings	$(57,542)	$(129)	$108	$(57,563)

		Six Months Ended June 30, 2017
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(105)	$-	$-	$(105)
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	(4,243)	-	-	(4,243)
	Expenses related to litigation settlements	-	(213)	-	(213)
	Stock option expense	-	-	(6,055)	(6,055)
	Long-term incentive compensation	-	-	(1,917)	(1,917)
	Other operating expenses:
	Potential litigation settlement	(90,000)	-	-	(90,000)
	Program closure expenses	(1,509)	-	-	(1,509)
	Pretax impact on earnings	(95,857)	(213)	(7,972)	(104,042)
	Excess tax benefits on stock compensation	-	-	6,338	6,338
	Income tax benefit on the above	36,474	84	2,932	39,490
	After-tax impact on earnings	$(59,383)	$(129)	$1,298	$(58,214)

(b)	Included in the results of operations for 2016 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended June 30, 2016
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(1,170)	$-	$-	$(1,170)
	Expenses related to litigation settlements	-	(44)	-	(44)
	Stock option expense	-	-	(2,277)	(2,277)
	Long-term incentive compensation	-	-	(499)	(499)
	Net expenses related to securities litigation	-	-	3	3
	Other operating expenses:
	Early retirement expenses	(4,491)	-	-	(4,491)
	Pretax impact on earnings	(5,661)	(44)	(2,773)	(8,478)
	Income tax benefit on the above	2,099	17	1,019	3,135
	After-tax impact on earnings	$(3,562)	$(27)	$(1,754)	$(5,343)

		Six Months Ended June 30, 2016
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(3,506)	$-	$-	$(3,506)
	Expenses related to litigation settlements	-	(44)	-	(44)
	Stock option expense	-	-	(4,840)	(4,840)
	Long-term incentive compensation	-	-	(258)	(258)
	Other operating expenses:
	Early retirement expenses	(4,491)	-	-	(4,491)
	Pretax impact on earnings	(7,997)	(44)	(5,098)	(13,139)
	Income tax benefit on the above	2,992	17	1,873	4,882
	After-tax impact on earnings	$(5,005)	$(27)	$(3,225)	$(8,257)

(c)

Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the second quarters of 2017 and 2016, GAAP advertising expense for Roto-Rooter totaled $7,878,000 and $6,615,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the second quarters of 2017 and 2016 would total $8,149,000 and $7,172,000, respectively.

Similarly, for the first six months of 2017 and 2016, GAAP advertising expense for Roto-Rooter totaled $14,784,000 and $12,898,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the first six months of 2017 and 2016 would total $15,329,000 and $14,063,000, respectively.

(d)

VITAS has 9 large (greater than 450 ADC), 18 medium (greater than 200 but less than 450 ADC) and 17 small (less than 200 ADC) hospice programs. Of VITAS' 30 unique Medicare provider numbers, 29 provider numbers have a Medicare cap cushion of 10% or greater during the first six months of the current cap year and one provider number has a Medicare cap cushion between 5% and 10%.

(e)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

CONTACT:
Chemed Corporation
David P. Williams, 513-762-6901